EXHIBIT 99.4

            P R O X Y                CRESTAR FINANCIAL CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE SPECIAL MEETING OF SHAREHOLDERS ON   , 1998.

     The undersigned hereby appoints J. Carter Fox, Gordon F. Rainey, Jr., and Frank S. Royal, any one of whom may act and each with the power to appoint his substitute, to represent and to vote all shares of Common Stock of Crestar Financial Corporation ("Crestar") which the undersigned is entitled to vote at
the Special Meeting of Shareholders to be held on           , 1998 at Crestar's
office located at 919 East Main Street, Richmond, Virginia, and at any adjournment thereof.


             (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)

















[CRESTAR LOGO]




                                 VOTE BY PHONE


                            QUICK o EASY o IMMEDIATE

             IF YOU VOTED BY TELEPHONE DO NOT MAIL YOUR PROXY CARD
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           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND AT THE DISCRETION OF THE PERSONS NAMED ABOVE IN CONNECTION WITH ANY OTHER BUSINESS PROPERLY COMING BEFORE THE SPECIAL MEETING. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR DISCRETION, PROVIDED THAT NO PROXY THAT HAS BEEN DESIGNATED TO VOTE AGAINST APPROVAL OF THE MERGER AGREEMENT WILL BE VOTED IN FAVOR OF ANY PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES TO APPROVE THE MERGER AGREEMENT.


  1. To approve the Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") dated as of July 20, 1998, by and among Crestar, SunTrust Banks, Inc. and SMR Corporation (Va.), a wholly owned subsidiary of SunTrust ("Sub"), which agreement provides for Sub to merge with and into Crestar and for SunTrust to issue 0.96 shares of Common Stock in exchange for each share of common stock of Crestar; and


      FOR [ ]  AGAINST [ ]  ABSTAIN [ ]


     The undersigned acknowledges receipt of a Notice of Special Meeting of
Shareholders dated               , and of a Joint Proxy Statement/Prospectus
dated                .



                                    -----------------------------------------
                                    Signature




                                    -----------------------------------------
                                    Signature if held jointly




                                    Dated -------------------------------,  1998


                                      PLEASE SIGN EXACTLY AS YOUR NAME APPEARS.
                                      WHEN SHARES ARE HELD BY JOINT TENANTS,
                                      BOTH SHOULD SIGN. WHEN SIGNING AS
                                      ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                      TRUSTEE OR GUARDIAN, PLEASE GIVE FULL
                                      TITLE. IF A CORPORATION, PLEASE SIGN WITH
                                      FULL CORPORATE NAME BY PRESIDENT OR OTHER
                                      AUTHORIZED OFFICER. IF A PARTNERSHIP,
                                      PLEASE SIGN IN PARTNERSHIP NAME BY
                                      AUTHORIZED PERSON.


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                              FOLD AND DETACH HERE

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Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

o You will then hear these instructions:

     To vote FOR approval of the Merger Agreement, press 1; to vote AGAINST approval of the Merger Agreement, press 9.

To ABSTAIN, press 0 and listen to the instructions.

              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

          PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF VOTED BY PHONE.

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                    There is NO CHARGE to you for this call.